SUPPLEMENT

Dated June 21, 2011

to the

Prospectus of

THE MP63 FUND, INC.

Dated June 29, 2010

The Prospectus of the MP63 Fund, dated June 29, 2010, is supplemented as follows:

On February 14, 2011, the Securities and Exchange Commission (the “SEC”) cancelled the registration of the Fund's investment adviser, Moneypaper Advisor, Inc. (the “Advisor”) due to the Advisor's inadvertent failure to update its registration documents.  This caused the termination of the investment advisory agreement between the Fund and the Advisor because the investment adviser to a mutual fund is required to be registered with the SEC.  Therefore, effective February 14, 2011, the Advisor ceased receiving compensation from the Fund for its services.

The Fund's portfolio managers, Ms. Vita Nelson and Mr. David Fish, in their capacities as President and Treasurer of the Fund, continue to manage the Fund's portfolio using the same investment strategies as used by the Advisor.  Ms. Nelson and Mr. Fish are not being compensated for managing the Fund's portfolio.

The Advisor re-registered with the SEC, effective May 12, 2011.  The Board of Directors of the Fund is considering its options regarding the future management of the Fund, which may include reengaging the Advisor as investment adviser.  Any engagement of the Advisor or another investment adviser would require approval by the shareholders.  It is anticipated that if the Board determines to submit reengagement of the Advisor to the shareholders for approval, the shareholders may also be asked to approve payment of advisory fees to the Advisor for the period from February 14, 2011 until the effective date of the new investment advisory agreement with the Advisor.  As a result, advisory fees are being accrued for that period, with the understanding that the Advisor will not be paid unless the shareholders approve the payment.

All sections of the Prospectus which discuss the Advisor or any portfolio manager are supplemented by the above disclosure.

All portions of the Prospectus not specifically amended by this supplement shall remain in full force and effect.